ORDINARY SHARES AND STRUCTURE SECTION	12 Months Ended
Sep. 30, 2024
Equity [Abstract]
ORDINARY SHARES AND STRUCTURE SECTION

NOTE 15 – ORDINARY SHARES AND STRUCTURE SECTION

Globavend Holdings Limited was incorporated under the laws of the Cayman Islands on May 22, 2023. As of September 30, 2023 and 2024, the Company was authorized to issue up to 50,000,000 ordinary shares, 13,125,000 ordinary shares and 14,931,123 ordinary shares were issued and outstanding at par value of $0.001 per share.

On November 8, 2023, the Company completed the initial public offering and listed its ordinary shares on the Nasdaq Capital Market under the symbol “GVH”, and raised approximately US$3.0 million in net proceeds from the issuance of 1,500,000 new shares from the initial public offering after deducting underwriting discounts, commissions and expenses.

On March 15, 2024, the Company entered into an equity purchase agreement (the “ELOC Purchase Agreement”) with Square Gate Capital Master Fund, LLC – Series 1, a Delaware limited liability company (the “Investor”), pursuant to which the Investor has committed to purchase up to $20 million of our Ordinary Shares (the “ELOC Shares”), subject to certain limitations and conditions set forth in the ELOC Purchase Agreement. The Company have registered for resale of the ELOC Shares, together with 306,123 ordinary shares (the “Commitment Shares”) that the Company have issued to the Investor as commitment shares under and pursuant to the ELOC Purchase Agreement.